Related Party Transactions	12 Months Ended
Dec. 31, 2011
Related Party Transactions [Abstract]
Related Party Transactions
9. Related Party Transactions

Note payable - related party

In October 2010, the CEO loaned the Company $25,000 and was issued an interest-free note payable for the amount of the loan. At various points in 2011, the CEO made interest-free, short-term loans to the Company which in the aggregate totaled $225,000. All the notes were repaid in full during 2011. Imputed interest on the loans was minimal.

There was approximately $0 and $94,400 in amounts due to the CEO recorded in accounts payable as of December 31, 2011 and 2010, respectively.